NATURALSHRIMP, INC.

Creating Technology for a Sustainable Future

- OTCQB:SHMP
- Investor Presentation
- May 2019

Disclaimer / Forward-Looking Statements

Disclaimer

This document is based on information provided by Natural Shrimp, Inc. (the "Company") and other sources that the Company believes are reliable. Nothing in this document is, or may be relied upon as, a promise or representation by the Company as to the past or the future. This is not an offer or the solicitation of an offer to buy any securities of the Company, and readers should not construe the contents of this document as investment, legal or tax advice. The information contained in this document is made as of the date hereof, and does not reflect any events that may occur subsequent to the date hereof. The Company undertakes no duty or obligation to update or revise the information included in this presentation. This document contains confidential information regarding the Company.

Forward-Looking Statements

The Information contains certain "forward-looking" statements. You can identify forward-looking statements by terminology such as "may," "will," "would," "could," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continues" or the negative of these terms or other comparable terminology. Forward-looking" statements are based on various assumptions made by the Company, which assumptions may prove to be incorrect. Accordingly, there can be no assurance that such forward-looking statements will accurately predict future events or the Company' s actual performance. In addition, any projections and representations, written or oral, which do not conform to those contained in this Presentation, must be disregarded, and their use is a violation of law.

No representation or warranty can be given that the estimates, opinions or assumptions made herein will prove to be accurate. We assume no obligation to update such forward-looking statements or to update the reasons of actual results could differ materially from those anticipated in such forward-looking statements. Because many factors are unforeseeable, the foregoing should not be considered an exhaustive list and readers are cautioned not to place undue reliance on forward-looking statements.

- Company Overview
- General Strategy
- Executive Management Team

Company Overview

NaturalShrimp Incorporated, (NSI) is a biotech / food safety company that has developed a proprietary technology to grow and sell fresh, low-cost, high-quality shrimp anywhere in the world.



- The NSI system consists of fully contained and independent production facilities to raise Pacific white shrimp in an ecologically controlled, high-density, low-cost environment in geographically strategic, high-consumption areas.

- **Ecologically controlled independent production system without the use of antibiotics or toxic chemicals.**

- NSI uses *Vibrio Suppression Technology*, a solution against infectious agents that helps to exclude and suppress harmful organisms, significantly better than the competing BioFloc technology.



- The Company's expansion plans include both domestic and international production facilities and distribution channels.

Company Financials

- Company has a Market Capitalization of $61M[1]
- 306M shares outstanding @ $0.20 cents[1]
- Company is Pre-Revenue, but moving quickly to commercialization stage
- Corporate Headquarters are in Dallas, Texas, with operations in San Antonio, Texas

(1) *Market capitalization and share price as of May 8th, 2019.*

Executive Management Team

Bill G. Williams | Chairman and Chief Executive Officer

▪Mr. Williams has been Chairman and CEO of NaturalShrimp since its inception in 2001.

▪Formerly Chairman and CEO of Cafe Quick Enterprises, which used a unique, patented air impingement technology to cook fresh and frozen food in vending machines.It licensed distribution and manufacturing rights in Western Europe and the United States to deliver fresh cooked food to hospital, and schools.

▪Mr. Williams has been involved in other ventures, specifically in the technology sector, serving as Chairman and CEO of Direct Wireless Communications, a state of the art wireless communications system for rural and third-world countries with technical associates from Southwest Research Institute in San Antonio.

▪Mr. Williams has also been a developer of several hundred single-family residential lots, and several hundred apartment units, and commercial property in Waco, Texas.

▪Associate of Arts Degree in Basic Sciences from San Antonio College; Post Graduate Studies in Philosophy from Baylor University.

Gerald Easterling | President and Chief Operating Officer

▪Mr. Easterling serves as President and a Director of NaturalShrimp since its inception in 2001, overseeing corporate direction, operations, acquisitions, and merger strategies for the company.

▪ Mr. Easterling is also President and Director for Natural Aquatic Systems, LLC, holder of the intellectual technology rights for the indoor aquatic species patent issued December 2018. He oversees business development, operations, acquisitions and merger strategies.

▪ Mr. Easterling served as President of Café Quick Enterprises and was a member of the Board of Directors from 1988 until 2016. During this time he was a co-developer and named inventor of the Café Quick™ patented fast food vending concept. In this role, Mr. Easterling built the business model from concept to production. He was the key for developing the proprietary patented food delivery packaging and product specifications. The Café Quick™ technology was patented worldwide; in 2012 the Company sold all of its proprietary technology and assets to California based KRh Thermal Systems.

▪In 1981 Mr. Easterling co-founded Process Technology (Fresh Fry™), where he served as President and Director. It was the first patented customer-operated French fry machine for the convenience store industry. In 1982, Salt Lake City based U.I. Group acquired the Fresh Fry patented technology, where he continued to serve as Executive Vice President and a member of the Board of Directors.

Executive Management Team *(continued)*

Thomas Untermeyer | Chief Technology Officer

▪Mr. Untermeyer is a co-founder of NaturalShrimp and is the inventor of the initial technology behind the computer-controlled shrimp-raising system used by the Company. He has served as an engineering consultant to NaturalShrimp since 2001.

▪Mr. Untermeyer served as a Senior Program Manager with Southwest Research Institute in San Antonio, Texas for 34 years but is now working full time as the Chief Technology Officer for the NaturalShrimp. His experience includes systems engineering, program development, and technical management. Mr. Untermeyer has spent his entire career in the process of defining, designing, and developing electronic products and systems for both commercial and government clients. This has included small design programs to large multi-million dollar programs involving large multidisciplinary teams composed of software, electrical, and mechanical engineers.

▪ Bachelor of Science in Electrical Engineering from St. Mary's University.

William Delgado| Chief Financial Officer and Treasurer

▪Mr. Delgado has served as a consultant to numerous public and private companies in a management capacity and as a board member. He is currently restructuring Global Digital Solutions, Inc. ("GDSI"), a security and technology company, where he serves as the CEO/CFO..

▪Mr. Delgado served as a former Chief Budget Analyst for the Northern California region for Pacific Bell.

▪Bachelor of Science with Honors in Applied Economics from the University of San Francisco and Graduate studies in Telecommunications Management at Southern Methodist University.

Neil Reithinger| Eventus Advisory Group, LLC - Advisor

▪Eventus Advisory Group, LLC provides capitalization planning, consultation on initial public filings, as well as finance department creation, organization, implementation and maintenance (CFO Services) to small and medium sized companies, both public and private. Eventus Advisory Group, LLC offers a wide variety of services that enable its clients to grow and to achieve their financial objectives.

- Industry Overview

Industry Overview – Population Increase & More Seafood Consumption

Explosive Growth in the Number of People on Earth.

- The United Nations estimates that there will be close to 9.3 billion people on our planet by the year 2050.
- An additional 2.3 billion people; an increase of +32% from today's numbers.

Population Growth of Humans on Earth (Present – 2050E)



Billions of People
10.00
8.00
6.00
4.00
2.00
-
2.52
7.05
9.30
+32% Increase
+2.3 billion people
1950
2012
2050

Source: United Nations - Population Division of the Department of Economic and Social Affairs (2010)



People Are Eating More Seafood

- Average seafood consumption has more than doubled since the 1960's.

Per Capita Seafood Consumption (1960's– Present)



kilograms a year
25.0
20.0
15.0
10.0
5.0
9.9
11.5
12.5
14.4
20.0
More than doubled
1960s
1970s
1980s
1990s
2016

Food and Agriculture Organization of UN - The State of World Fisheries and Aquaculture 2018





Industry Overview – Seafood Will Play A Major Role In Feeding The Planet

Shrimp / Fish are the most efficient producers of protein and have the highest feed conversion ratio.

Feed Conversion Ratios


Kilograms of Feed Consumed in order to gain 1 kilogram of body weight.
8:1
3:1
2:1
1.6 : 1
1:1

Source: U.N. Food and Agriculture Organization - *The State of World Fisheries and Aquaculture 2016*

Aquaculture has increased significantly to meet the additional demand for seafood protein.

Relative Contribution of Aquaculture and Capture Fisheries to Seafood for Human Consumption


FISH AVAILABLE FOR HUMAN CONSUMPTION (KG/CAPITA)
12
10
8
6
4
2
0
1956
1966
1976
1986
1996
2006
2016
Capture
Aquaculture

Food and Agriculture Organization of UN - The State of World Fisheries and Aquaculture 2018

Aquaculture now represents how over 50% of the seafood for human consumption is created.

Industry Overview – Shrimp Consumption Increasing

Demand exceeds supply

- Never-ending demand for shrimp products

United States Market

- $9.3 Billion spent
- 1.7 Billion lbs. consumed
- 4lbs. per person in the US

Where does it come from?

- The total consumption of shrimp in the United States is primarily imported substandard shrimp


$9.3 Billion
in US Shrimp Sales
$50 Billion
Worldwide Shrimp Sales
1.7 Billion lbs.
of US Shrimp Consumption

Industry Overview – Problems with Open-Water Shrimp

Open water supplies are being exhausted

- All seafood stocks are under strain.
- US Gulf Coast has suffered from algal bloom / dead zones several times in the last several years – disrupting supply chain.

Chemicals used to keep shrimp fresh

- Once shrimp are caught in the open water, they are dipped in sodium triphosphate and flash-frozen to slow the flesh decay process.
- This chemical is currently considered safe today.
- These chemicals are not natural, and they are in most of the "open-water" catch.











Industry Overview – Problems with Standard Shrimp Farming

Coming from countries with sub-standard safety / Cleanliness protocols

- 94%[1] of all shrimp consumed in the United States is imported from abroad, specifically from Asia and Latin America.
- There are also labor issues – many claims of indentured and abused workers.

Toxic Chemicals / Antibiotics Used / Risk of Disease

- Only 0.7% of the shrimp is ever tested[1]
- In 2015, Consumer Reports conducted their own testing and found 16% of cooked, ready-to-eat shrimp[1] had bacteria, including vibrio and E. coli.
- Vibrio was found on many shrimp samples - the most common cause of food poisoning from eating raw oysters.

Consumer Reports – Special Report on Shrimp Safety (April 2015)

Country of origin	Production type	No. of samples tested	% with bacteria
Bangladesh	Farmed	12	83%
India	Farmed	43	74%
Indonesia	Farmed	36	69%
Ecuador	Farmed	18	61%
Vietnam	Farmed	40	58%
Thailand	Farmed	41	42%
Argentina	Wild	12	33%
U.S.	Wild	55	20%

(1) Consumer Reports – Special Report on Shrimp Safety (April 2015)







- Company Overview

Corporate Timeline

NaturalShrimp's Developmental Path



LSI / NSI Research & Development of EC Technology
Awarded Joint Patent with F&T and NSI for the benefit of Natural Aquatic Systems and NaturalShrimp
RGA / Trane / F&T / NSI EC Production Design
Finalizing Major Commercial Agreements
Multi - Regional Expansion to include 10 production systems. Projected production is 60,000 lbs. of fresh shrimp/week.
2012
2014
2016
2018
2019
2020
2021
F&T / NSI Prototype Development
Test Market
First Full Scale Facility (La Coste, TX); Production Capacity: 6,000 lbs. / week
Regional Facility Expansion: Las Vegas, NV and New York City, NY, TBD
Update and remodel existing La Coste Pilot Plant with patented EC equipment; Production Capacity: average 6,000 lbs. / month

Company's Technology – Old vs. New

For many years, the Company was working with "BioFloc Technology" in their commercialization efforts in shrimp aqua-culture.

- A high-density, closed system that had significant promise, especially in small amounts. Other competitors still use this system.
- Major problems in large-scale commercialization.

Starting in 2014, SHMP switched to "Vibrio Suppression Technology", a new and innovative system developed jointly by NaturalShrimp and F&T Water Solutions.

- Creates higher sustainable densities, consistent production, improved growth and survival rates and improved food conversion without the use of antibiotics, probiotics or unhealthy anti-microbial chemicals.
- Vibrio Suppression Technology helps to exclude and suppress harmful organisms that usually destroy "BioFloc" and other enclosed technologies.

100% Closed Loop
NaturalShrimp's closed loop, re-circulating system has no ocean water exchange requirements, does not use chemical or antibiotics and therefore is sustainable, eco-friendly, environmentally sound and produces a superior quality shrimp that is totally natural.


Shrimp Tank
Shrimp Tank
Shrimp Tank
Shrimp Tank
Shrimp Tank
Shrimp Tank
NATURAL SHRIMP

Patented Disruptive Biotechnology
The NaturalShrimp system is environmentally "green," uses no chemicals or antibiotics and does not pollute because it is an enclosed system.
The result: weekly fresh shrimp harvests in just 24 weeks, 52 weeks a year!

Visible Difference

There is a significant difference between NSI product (Farm Raised - Vibrio Suppression Technology), and Gulf Coast (Wild Caught) and competing aquaculture (Farm Raised - Biofloc Technology).


Gulf Coast
Shrimp


BioFloc Technology
Farm Raised


NSI Technology
Farm Raised

Healthier, larger, no antibiotics

Competitors

The Company has several competitors

- Traditional Shrimp Farms
- Use open-air ponds constructed near oceans to contain and grow shrimp for processing.
- Continually circulate water from the ocean, through the ponds and then back into the ocean, to maintain adequate water chemistry for the shrimp.
- Shrimp farmers supply the shrimp with daily additions of dry food pellets as they grow.
- In the US, most farms produce one crop per year, while a few farms are trying to develop a smaller second crop.

- Open-Water Catch
- Use ocean water and therefore must be located near the coastline. Fresh shrimp sales are confined to an area near the facility or shipped with very high transportation costs in order to maintain the shrimp's freshness.
- Any shrimp not sold locally or shipped within a few days must be frozen and sold at a discounted rate.

Competitive Advantage

- SHMP technology and business model sets it apart from any competition today.
- Any new competitor would face significant barriers to entry into the market and would likely need years of R&D to develop the proprietary technology necessary to produce similar shrimp at a commercially viable level.







Regional Production Centers

The map below shows where NSI intends to build their regional production center sites throughout the United States.

- NSI will be able to deliver fresh shrimp within hours of harvest.
- 10 production centers planned (in areas near major population centers):
  - Seattle | Los Angeles | Las Vegas | Denver | New York City
  - Minneapolis| Chicago| San Antonio | Birmingham | Charleston



Map
WASHINGTON
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
OREGON
IDAHO
NEBRASKA
IOWA
WISCONSIN
MICHIGAN
ILLINOIS
INDIANA
UTAH
United States
KANSAS
San Francisco
Las Vegas
Los Angeles
NEW MEXICO
San Diego
Houston
LOUISIANA
FLORIDA
Gulf of Mexico
Gulf of California
Mexico
Ottawa
Toronto
NEW YORK
PENN
New York
Boston
MAINE
NB
NOVA
VT
NH
MA
CT RI
MD
VIRGINIA
SOUTH CAROLINA

Project Economics – Strong ROI

The project economics of each low-cost building provides for a strong return on investment.

Shrimp Lots / Building	24
Lot Harvests / Year	52 (weekly harvests)
Pounds / Harvest	6,000
Pounds Harvested / Year	312,000
Yearly Revenue	$3,120,000 *
Yearly Operating Cost	$1,549,560
Gross Profit	$1,570,440
Building Startup Costs	$500,000
System Costs	$4,000,000
Annual IRR	35%

* yearly revenue does not include 1% spoilage/samples per NaturalShrimp Financial Model Forecast





Marketing Strategy


IP Acquisition
Patent Pending, Proprietary Technology, Trademarks, Copyrights
Marketing Programs
Customer channel targeting, PR, Ads, Blogs, Social Media.
Educational Market
Educate the consumer about the deficiencies of the shrimp market and future of food production.
NaturalShrimp, Inc.
Strategic Partnerships
Develop business relationships with established companies potentially providing an exit opportunity.
Events
Tradeshows, Sponsorship opportunities, Speaking engagements, Food festivals.
Packing / Branding
Brand Identity, Distribution and Execution

Chef's Statements:

- Chef Douwe Iedema is a seasoned Executive Chef with more than twenty five years of demonstrated success, trained as a Culinary Chef in the Netherlands and received his Master of Arts in Classic French Cuisine, at the Karl Van Erven Private School for French cuisine also in the Netherlands.
- Chef Douwe Iedema served as a chef in training in well known Michelin star restaurants in the Netherlands before moving up as an Executive Chef in Europe for over 10 years, overseeing multiple food outlets for more than 8,000 military personnel from twenty-eight delegations assigned to NATO's Northern Headquarters, Europe. He has worked in Monte Carlo and Lausanne Switzerland and has since served as Executive Chef at restaurants in Livingston, Texas, Dallas, Texas and Shreveport, Louisiana in the past 8 years.
- Chef Douwe Iedema will be developing relationships with chefs, creating menus and recipes branding our product and he will be marketing NaturalShrimp at Food Shows. In Douwe Iedema's "Chef's Corner," you will find wonderful user-friendly recipes and will be informed of special events where he will represent NaturalShrimp! If you ever have any questions or comments for Chef Douwe please email him at diedema@naturalshrimp.com.
- "Chef Douwe's goal is to make NaturalShrimp the first thought that comes to mind when people say the word shrimp."

- Michael Scott serves as the Corporate Executive Chef for Rosewood Ranches Texas Wagyu Beef in Dallas and has internationally competed all over the world. He was named Chef of the Year by the Dallas Chapter of Texas Chefs Association five times, is a culinary artist with unparalleled knife skills, and displays a serious approach to food preparation. Commitment to consummate professionalism is expected from all vendors and suppliers that he allows into his kitchen.
- Michael Scott refers to our shrimp as "sushi-grade" and states… "These are the only shrimp I have found in the U.S. that compare to Japanese sweet shrimp. There is no other shrimp product better than NaturalShrimp!"

- Ownership / Capitalization Table
- Investor Highlights

Ownership / Capitalization Table

Insiders (management team) own a significant portion of the equity, and have a long term vision for all shareholders.

Ownership Table		
Insider Holders	Common Shares	% of Outstanding
NaturalShrimp Holdings, Inc. Bill G. Williams (Chairman & CEO) & Gerald Easterling (President)	520,240***	<1%
Dragon Acquisitions LLC *William Delgado (CFO & Treasurer)*	6,520,719	2.12%
Total Insiders	7,040,959	2.28%
Public Float	293,338,016	95.19%

Capitalization Table	
Common Shares Outstanding	308,154,880**
Authorized Shares	900,000,000
Warrants Outstanding	14,537,028*
Fully Diluted Shares	322,691,908

*Data gathered from OTCMarkets.com
**Based on 10-Q3 for the period December 31, 2018
***NaturalShrimp Holdings, Inc. also holds 5,000,000 of preferred stock, convertible into 100% of the then outstanding shares of common stock of the company at the time of conversion.

Investment Highlights

Why Invest in NaturalShrimp, Inc.?	
Macro Fundamentals	▪ Significant bid for food / protein as global population increases.
Solving a Major Problem	▪ Open-water supplies are under strain, and use major chemicals. ▪ Most farmed shrimp is farmed in Asia / LATAM where labor, cleanliness, and chemicals are all major issues.
Best Technology	▪ SHMP technology (Vibrio Suppression) is better than, and more commercially scalable than other competition (Biofloc Technology).
Major Commercial Partners	▪ Currently in discussions with numerous parties – financing of equipment and purchasing product.
Project Economics Very Attractive	▪ 5 Year IRR of 29% on each project.

NATURALSHRIMP, INC.

Creating Technology for a Sustainable Future

- OTCQB:SHMP
- Investor Presentation
- May 2019

Please Contact:

Gerald Easterling | President
Natural Shrimp, Inc. (OTC:SHMP)
15150 Preston Road, Suite 300, Dallas, Texas 75234
Email: bdelgado@naturalshrimp.com
Corporate Website: http://naturalshrimp.com

Facebook.com/NaturalShrimp

Twitter.com/NaturalShrimp